December 2012 Note 19 - Commitments	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Note 19 - Commitments

On October 10, 2005 the Company entered into a ten-year distribution agreement with Comcast Programming Development, Inc. (“Comcast”), an affiliated entity of Comcast Corporation. Pursuant to the terms of the agreement, Comcast will carry PNTV’s Gaming Channel on its Digital VOD Cable Platform, which will provide programming directly related to the gaming industry and targeting the existing approximately $70 billion market. The Company will own and operate 100% of the channel. Pursuant to the agreement, the Company formed a wholly owned subsidiary, Players Network on Demand. Comcast has the option to purchase up to 40% of the common stock in the subsidiary for fair market value beginning on April 10, 2007.